UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

January 22, 2018 (January 22, 2018)

VITAXEL GROUP LIMITED

(Exact name of registrant as specified in its charter)

Nevada	333-201365	30-0803939
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

Wisma Ho Wah Genting, No. 35 Jalan Maharajalela, 50150 Kuala Lumpur, Malaysia	N/A
(Address of principal executive offices)	(Zip Code)

603.2143.2889

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 - Financial Information

Item 2.01 Completion of Acquisition or Disposition of Assets.

Vitaxel Group Limited (the "Registrant"), a Nevada corporation, entered into a Share Sale Agreement (the “Agreement”) effective December 15, 2017 with Lim Hui Sing and Leong Yee Ming (together, the “Sellers”) and Vitaxel Sdn. Bhd., a wholly-owned subsidiary of the Registrant (the “Purchaser”), as previously described in the Current Report on Form 8-K filed with the Securities and Exchange Commission on December 19, 2017. Pursuant to the terms of the Agreement, the Sellers will sell to the Purchaser all their shares in Grande Legacy Inc., a British Virgin Islands company (“Grande Legacy”), so that the Registrant shall become the indirect owner of all of the issued and outstanding shares of the capital stock of Grande Legacy. In consideration for such sale, the Registrant shall issue to each of the Sellers 37,500,000 shares of the Registrant’s common stock.

On January 3, 2018 the parties to the Agreement executed and delivered an amendment (the “Amendment”) to the Agreement which provided that the acquisition of Grande Legacy shall close upon the completion of the financial statements of Grande Legacy being audited. The Amendment also provides that the 75,000,000 shares to be issued to the Sellers will be issued within 30 days of the shareholders [of the Registrant] authorizing the amendment [to the Articles of Incorporation of the Registrant increasing the amount of shares that the Registrant is authorized to issue]. Since the audited financial statements of Grande Legacy were delivered on January 22, 2018, the acquisition of Grande Legacy was consummated on said date.

When the consideration shares are issued to the Sellers, said shares will represent approximately 58.1% of the issued and outstanding share capital of the Registrant. These shares will be issued in a private placement pursuant to Section 4(2) of the Securities Act of 1933, as amended, once the Registrant has the authorization to issue the shares.

Description of Grande Legacy

Grande Legacy was incorporated in the British Virgin Island on March 11, 2008 under the name Better Self Inc. It was originally in the business of providing consultancy services. Self Inc. changed its name to its current one on November 14, 2014. Since executing the license agreement with the Registrant described below, the company has been in the e-commerce multi-level marketing business.

Leong Yee Ming, the current principal executive officer and a director of the Registrant, is one of the two shareholders of Grande Legacy. The other 50% shareholder of Grande Legacy, Lim Hui Sing, is the brother of the president of the Registrant, Dato Lim Hui Boon.

Grande Legacy originally was established to provide consultancy services to companies that desired to expand its business overseas by assisting in establishing offices, hiring employees, drafting business plan and conducting business in overseas markets for their clients. Grand Legacy was also prepared to recommend to its clients the necessary professional parties such as attorneys and accountants to assist in this area. In conducting the business, Grande Legacy provided a comprehensive recommendation to its clients on various methods to enter into new territories. Typically, these recommendations and preparation would take from six to nine months.

On January 5, 2017, Grande Legacy executed a License Agreement with the Registrant pursuant to which the Registrant granted Grande Legacy an exclusive license to operate a direct selling, multi-level marketing company offering travel, entertainment, lifestyle and other products and services. In exchange for the license to use the website, including its online shopping platform, of the Registrant, Grande Legacy can utilize its own marketing strategies to promote its business.

After January 5, 2022, Grande Legacy is obligated to pay Vitaxel, every three months, 55% of the gross revenue it receives minus operating expenses.

With the agreement Grande Legacy is now responsible to promote the business to new markets such as United State of America, South Korea, Japan and any other country which the Registrant approves.

The business office of Grand Legacy is situated in Kuala Lumpur, Malaysia. The company recruits and trains team leaders to sell products offered on its website. Team members are recruited based on their experience and previous achievement. These team leaders can be situated in any countries and each country may have a few team leaders. This is to ensure that Grande Legacy does not rely on small amount of team leaders to generate revenue for the Company. Grande Legacy does not pay salaries to the team leaders, as their compensation is based solely on commission and any bonuses management of Grande Legacy awards in its discretion as a result of the revenue generated.

Grande Legacy acquires the travel and entertainment packages which it offers through third parties. Since the cost of promoting these packages is incurred only when a member books a package, Grande Legacy does not incur any costs in promoting these packages.

Leong Yee Ming, the current principal executive officer and a director of the Registrant, is one of the two shareholders of Grande Legacy. The other 50% shareholder of Grande Legacy, Lim Hui Sing, is the brother of the president of the Registrant. In addition to the license arrangement between the Registrant and Grande Legacy described above, Grande Legacy uses the credit card portal of Vitaxel Snd Bhd., a subsidiary of the Registrant. In addition,Datuk Seri Dato’ Lim Hui Boon, a related party to a director of Grande Legacy (Lim Hui Sing) is also the President of the Registrant and Ho Wah Genting Group Ltd. As of September 30, 2017 and December 31, 2016, the amount due to the Datuk Seri Dato’ Lim Hui Boon was $6,708 and $6,644, respectively. Currently there are no amounts owed. Grande Legacy has also made advance payments to Ho Wah Genting Sdn Berhad for marketing and campaign purposes. The amounts are unsecured, interest-free and repayable on demand.

The consideration being paid by the Registrant for the acquisition of all the issued and outstanding stock of Grande Legacy (75,000,000 shares of the Registrant) was determined by comparing the price/earnings ratio with respect to other multi-level marketing companies listed in Malaysia and in the United States.

For all the terms and conditions of the Amendment and the License Agreement, reference is hereby made to such agreements annexed hereto as Exhibits 10.13 and 10.14, respectively. All statements made herein concerning the foregoing agreements are qualified by reference thereto.

Item 9.01	Financial Statements and Exhibits

(a)	Financial statements of business acquired

In accordance with Item 9.01(a), the following financial statements are included in this Report:

Grande Legacy Inc.’s audited financial statements as of, and for the years ended December 31, 2016 and 2015 and the accompanying notes, are included in this Report beginning on Page F-3.

Grande Legacy’s Unaudited Balance Sheet as of September 30, 2017 and the Unaudited Statements of Operations and Cash Flows for nine months ended September 30, 2017 and September 30, 2016, and the accompanying notes, are included in this Report beginning on Page F-12.

(b)	Pro forma financial information

In accordance with Item 9.01(c), the following unaudited pro forma financial information is included in this Report:

Unaudited Pro Forma Consolidated Balance Sheet of the Registrant as of September 30, 2017 and as of 31 December 2016 and the Unaudited Pro Forma Consolidated Statement of Operations and Comprehensive Income for the nine months ended September 30, 2017 and the year ended December 31, 2016 beginning on Page F-21.

(d)   Exhibits

Exhibit Number	Description

10.13	Agreement among Lim Hui Sing, Leong Yee Ming and Vitaxel Sdn. Bhd. And Vitaxel Group Limited

10.14	License Agreement dated as of January 5, 2017 between Vitaxel Group Limited and Grande Legacy Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VITAXEL GROUP LIMITED

Date: January 22, 2018	By:	/s/ Leong Yee Ming
	Name:	Leong Yee Ming
	Title:	Chief Executive Officer

GRANDE LEGACY INC

FINANCIAL STATEMENTS

Table of Contents

Page Number

Audited Financial Statements of Grande Legacy Inc for the years ended December 31, 2016 and 2015	F-3

Unaudited Balance Sheet as of September 30, 2017 and the Unaudited Statements of Operations and Cash Flows for nine months ended September 30, 2017 and September 30, 2016	F-12

Unaudited Pro Forma Consolidated Balance Sheet of the Registrant as of September 30, 2017 and as of 31 December 2016 and the Unaudited Pro Forma Consolidated Statement of Operations and Comprehensive Income for the nine months ended September 30, 2017 and the year ended December 31, 2016	F-21

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders of Grande Legacy Inc:

We have audited the accompanying balance sheets of Grande Legacy Inc. (“the Company”) as of December 31, 2016 and 2015, and the related statements of operations and comprehensive loss, stockholders’ equity and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Grande Legacy Inc as of December 31, 2016 and 2015, and the results of its operations and its cash flows for the years then ended, in conformity with generally accepted accounting principles in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 3 to the financial statements, the Company’s significant operating losses raise substantial doubt about its ability to continue as a going concern.  The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ B F Borgers CPA PC

Lakewood, CO

January 22, 2018

GRANDE LEGACY INC

BALANCE SHEETS

(Stated in US Dollars)

	As of December 31,	As of December 31,
	2016	2015

CURRENT ASSET
Cash and cash equivalents	$4,072	$6,466
Total Current Asset	4,072	6,466

TOTAL ASSET	$4,072	$6,466

CURRENT LIABILITY
Amounts due to related party	$6,644	$6,648
Total Current Liability	6,644	6,648

TOTAL LIABILITY	6,644	6,648

Commitments and Contingencies (Note 5)	—	—

STOCKHOLDERS’ EQUITY
Common stock, $1 par value, 50,000 shares authorized, 4 shares issued and outstanding	4	4
Accumulated deficit	(2,576)	(186)
Total Stockholders’ Equity	(2,572)	(182)

TOTAL LIABILITY AND STOCKHOLDERS’ EQUITY	$4,072	$6,466

The accompanying notes are an integral part of these financial statements.

GRANDE LEGACY INC

STATEMENTS OF OPERATIONS AND COMPREHENSIVE LOSS

(Stated in US Dollars)

	Year ended December 31, 2016	Year ended December 31, 2015

REVENUE	$—	$—

COST OF REVENUE	—	—

GROSS LOSS	—	—

OPERATING EXPENSES
General and administrative expenses	(2,390)	(186)
Total operating expenses, net	(2,390)	(186)

LOSS BEFORE TAXES	(2,390)	(186)

Income tax expense	—	—

NET INCOME / (LOSS)	$(2,390)	$(186)

TOTAL COMPREHENSIVE LOSS	$(2,390)	$(186)

Weighted average number of shares outstanding during the period – basic and diluted	4	4

Net loss per share – Basic and diluted	$(598)	$(47)

The accompanying notes are an integral part of these financial statements.

GRANDE LEGACY INC

STATEMENTS OF STOCKHOLDERS’ EQUITY

(Stated in US Dollars)

				Accumulated
	Common			other	Total
	Stock		Accumulated	comprehensive	Stockholders’
	Shares	Amount	Deficit	income (loss)	Equity

Balance, December 31, 2014	4	$4	$—	$—	$4
Net loss		—	(186)	—	(186)
Balance, December 31, 2015	4	$4	$(186)	$—	$(182)
Net loss		—	(2,390)	—	(2,390)
Balance, December 31, 2016	4	$4	$(2,576)	$—	$(2,572)

The accompanying notes are an integral part of these financial statements.

GRANDE LEGACY INC

STATEMENTS OF CASH FLOWS

(Stated in US Dollars)

	Year ended December 31, 2016	Year ended December 31, 2015

CASH FLOWS FROM OPERATING ACTIVITIES
Net loss	$(2,390)	$(186)
Net cash used in operating activities	(2,390)	(186)

CASH FLOWS FROM INVESTING ACTIVITIES
Net cash used in investing activities	—	—

CASH FLOWS FROM FINANCING ACTIVITIES
Amount due to related party	(4)	6,648
Net cash provided by financing activities	(4)	6,648

NET (DECREASE) INCREASE IN CASH AND CASH EQUIVALENTS	(2,394)	6,462

CASH AND CASH EQUIVALENTS AT BEGINNING OF YEAR	6,466	4

CASH AND CASH EQUIVALENTS AT END OF YEAR	$4,072	$6,466

SUPPLEMENTAL OF CASH FLOW INFORMATION

Cash paid for interest expenses	$—	$—
Cash paid for income tax	$—	$—

The accompanying notes are an integral part of these financial statements.

GRANDE LEGACY INC

NOTES TO FINANCIAL STATEMENTS

(In U.S. dollars)

1.	ORGANIZATION AND BUSINESS

Grande Legacy Inc. (“GL”), was incorporated in British Virgin Islands on March 11, 2008. The Company provide consultancy services to companies that desired to expand its business overseas by assisting in establishing offices, hiring employees, drafting business plan and conducting business in overseas markets for their clients. The Company is also engaged in the direct selling industry utilizing the online E-Commerce business model with an emphasis on travel, entertainment and lifestyle products and services.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of presentation

The accompanying financial statements of the Company have been prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) for interim financial information Article 8 of Regulation S-X.

This basis of accounting involves the application of accrual accounting and consequently, revenues and gains are recognized when earned, and expenses and losses are recognized when incurred. The Company’s financial statements are expressed in U.S. dollars.

Use of estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect certain reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates.

Cash and cash equivalents

Cash and cash equivalents comprise cash and bank balances, term deposits and other short-term, highly liquid investments that are readily convertible into cash with insignificant risk of changes in value, against which bank overdraft, if any, are deducted.

Fair value of financial instruments

FASB ASC 820, “Fair Value Measurement,” specifies a hierarchy of valuation techniques based upon whether the inputs to those valuation techniques reflect assumptions other market participants would use based upon market data obtained from independent sources (observable inputs). In accordance with ASC 820, the following summarizes the fair value hierarchy:

Level 1 Inputs – Unadjusted quoted market prices for identical assets and liabilities in an active market that the Company has the ability to access.

Level 2 Inputs – Inputs other than the quoted prices in active markets that are observable either directly or indirectly.

Level 3 Inputs – Inputs based on prices or valuation techniques that are both unobservable and significant to the overall fair value measurements.

ASC 820 requires the use of observable market data, when available, in making fair value measurements. When inputs used to measure fair value fall within different levels of the hierarchy, the level within which the fair value measurement is categorized is based on the lowest level input that is significant to the fair value measurements. Valuation techniques used need to maximize the use of observable inputs and minimize the use of unobservable inputs. As of December31, 2016 and 2015, none of the Company’s assets and liabilities were required to be reported at fair value on a recurring basis. Carrying values of non-derivative financial instruments, including cash, accounts receivables, payables and accrued liabilities, approximate their fair values due to the short term nature of these financial instruments. There were no changes in methods or assumptions during the periods presented.

Revenue recognition

Product sales − The Company generally recognizes revenue upon delivery and when both the title and risk and rewards pass to the independent members or purchasers of the products. Product sales are recognized net of product returns, discounts and taxes. A reserve for product returns is accrued based on historical experience. No product sales was recorded for the year ended December 31, 2016 and 2015.

Membership fee − The Company recognizes the membership fee revenue over the term of the membership, which is 12 months. The revenue will not be recognized until the 10 days cooling-off period is expired. No membership fee sales was recorded for the year ended December 31, 2016 and 2015.

Loyalty program

The Company allocates consideration received from the sale of goods to the goods sold and the redemption points issued that are expected to be redeemed.

The consideration allocated to the redemptions points issued is measured at fair value of the redemption points. It is recognized as a liability (deferred revenue) in the statement of financial position and recognized as revenue when the points are redeemed, have expired or are no longer expected to be redeemed. The amount of revenue recognized is based on the number of points that have been redeemed, relative to the number expected to redeem.

As of December 31, 2016 and 2015, there was no such deferred revenue recorded.

Income taxes

Current income taxes are provided for in accordance with the laws of the relevant tax authorities. Deferred income taxes are recognized when temporary differences exist between the tax bases of assets and liabilities and their reported amounts in the combined financial statements. Net operating loss carry forwards and credits are applied using enacted statutory tax rates applicable to future years. Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more-likely-than-not that a portion of or all of the deferred tax assets will not be realized. The components of the deferred tax assets and liabilities are individually classified as current and non-current based on their characteristics.

The impact of an uncertain income tax position on the income tax return is recognized at the largest amount that is more-likely-than-not to be sustained upon audit by the relevant tax authority. An uncertain income tax position will not be recognized if it has less than a 50% likelihood of being sustained. Interest and penalties on income taxes are classified as a component of the provisions for income taxes. The Company did not recognize any income tax as of December 31, 2016, and 2015 due to company being a BVI (British Virgin Islands) entity, is subject to zero-rated income tax regime.

Comprehensive loss

ASC 220 “Comprehensive Income”, establishes standards for the reporting and display of comprehensive income and its components in the financial statements. As of December 31, 2016 and December 31, 2015, the Company does not have items that represented components of comprehensive income.

Loss per share

The loss per share is computed using the weighted average number of shares outstanding during the fiscal years. For the years ended December 31, 2016 and 2015, there is no dilutive effect due to net loss for the periods.

Recently issued accounting pronouncements

Revenue from Contracts with Customers

In May 2014, the FASB issued ASU 2014-09, Revenue from Contracts with Customers (Topic 606). Under the update, revenue will be recognized based on a five-step model. The core principle of the model is that revenue will be recognized when the transfer of promised goods or services to customers is made in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods or services. In 2015, the FASB deferred the effective date of the standard to annual and interim periods beginning after December 15, 2017. Early adoption will be permitted for annual and interim periods beginning after December 15, 2016. The Company is currently evaluating the impact that adopting this ASU will have on its financial position, results of operations and cash flows.

3.	GOING CONCERN

The accompanying financial statements have been prepared assuming the Company will continue as a going concern. The Company has incurred losses since its inception resulting in an accumulated deficit of $2,576 as of December 31, 2016. The ability to continue as a going concern is dependent upon the Company generating profitable operations in the future and/or obtaining the necessary financing to meet its obligations and repay its liabilities arising from normal business operations when they become due.

The Company expects to finance operations primarily through cash flow from revenue and capital contributions from principal shareholders. In the event that we require additional funding to finance the growth of the Company’s current and expected future operations as well as to achieve our strategic objectives, our principal shareholders have indicated the intent and ability to provide additional equity financing.

These conditions raise substantial doubt about the Company’s ability to continue as a going concern. The Company’s continuation as a going concern is dependent on our ability to meet obligations as they become due and to obtain additional equity or alternative financing required to fund operations until sufficient sources of recurring revenues can be generated. There can be no assurance that the Company will be successful in its plans described above or in attracting equity or alternative financing on acceptable terms, or if at all. The financial statements do not include any adjustments that might result from the outcome of this- uncertainty.

4.	AMOUNT DUE TO RELATED PARTY
	As of December 31, 2016	As of December 31, 2015
Amounts due to a related party
Datuk Seri Dato’ Lim Hui Boon (1)	$6,644	$6,648

(1)	Datuk Seri Dato’ Lim Hui Boon, a related party to a director of the company, Lim Hui Sing. These amounts, for working capital purposes, were unsecured, interest-free and repayable on demand.

5.	COMMITMENTS AND CONTIGENCIES

There was no contract or lease arrangement signed by the company that give rise to any present or future obligations as at December 31, 2016.

6.	SUBSEQUENT EVENTS

In accordance with FASB ASC 855-10 Subsequent Events, the Company has analysed its operations subsequent event to December 31, 2016 to the date these financial statements were issued, and has determined that the following material subsequent events were necessary to disclose in these financial statements.

On January 5, 2017, the Company executed a license agreement with Vitaxel Group Limited (“Vitaxel”), a related company listed on OTC Market. The agreement grants the Company exclusive use of Vitaxel Marks to operate a Vitaxel Business in countries other than Malaysia, Singapore and Thailand. Subsequent to year end, the Company has promotes Vitaxel’s direct sales business in new markets: in United States, Vietnam, Korea and Japan, which has led to significant income generation.

On December 15, 2017, Vitaxel Group Limited (“Vitaxel”), a related company listed on OTC Market, entered into a Share Sale Agreement with Lim Hui Sing and Leong Yee Ming (together, the “Sellers”) and Vitaxel Sdn. Bhd., a wholly-owned subsidiary of the Vitaxel (“Purchaser”). Pursuant to the terms of the Agreement, at the closing for the transaction, the Sellers will sell to the Purchaser all their shares in the Company, so that the Vitaxel shall become the indirect owner of all of the issued and outstanding shares of the capital stock of the Company.

GRANDE LEGACY INC

BALANCE SHEET

(In U.S. dollars)

	As of September 30,	As of December 31,
	2017	2016
	(Unaudited)
ASSETS
CURRENT ASSETS
Cash and cash equivalents	$525,442	$4,072
Accounts receivables	25,080	—
Amount due from related companies	991,537	—
Prepayments	25,746	—
Total Current Assets	1,567,805	4,072

TOTAL ASSETS	$1,567,805	$4,072

CURRENT LIABILITIES
Accounts payables	$689,555	$—
Amount due to related party	6,708	6,644
Other payables	16,920	—
Total Current Liabilities	713,183	6,644

TOTAL LIABILITIES	713,183	6,644

Commitments and Contingencies (Note 5)	—	—

STOCKHOLDERS’ EQUITY
Common stock, $1 par value, 50,000 shares authorized, 4 shares issued and outstanding	4	4
Retained earnings / (Accumulated deficit)	854,618	(2,576)
Total Stockholders’ Equity	854,622	(2,572)

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$1,567,805	$4,072

The accompanying notes are an integral part of these financial statements.

GRANDE LEGACY INC

STATEMENTS OF OPERATIONS AND COMPREHENSIVE LOSS

(In U.S. dollars)

(UNAUDITED)

	Nine months ended September 30,
	2017	2016

REVENUE	$3,116,210	$—

COST OF REVENUE	(2,095,374)	—

GROSS LOSS	1,020,836	—

OPERATING EXPENSES
Selling expenses	(159,944)
General and administrative expenses	(6,583)	(2,298)
Total Operating Expenses	(166,527)	(2,298)

INCOME / (LOSS) FROM OPERATIONS	854,309	(2,298)

Other Income	2,885	—

INCOME / (LOSS) BEFORE TAXES	857,194	(2,298)

Income tax expense	—	—

NET INCOME / (LOSS)	$857,194	$(2,298)

TOTAL COMPREHENSIVE INCOME / (LOSS)	$857,194	$(2,298)

Weighted average number of shares outstanding during the period – basic and diluted	4	4

Earnings / (Loss) per share – Basic and diluted	$214,299	$(598)

The accompanying notes are an integral part of these financial statements.

GRANDE LEGACY INC

STATEMENTS OF CASH FLOWS

(In U.S. dollars)

(UNAUDITED)

	Nine months ended September 30
	2017	2016

CASH FLOWS FROM OPERATING ACTIVITIES
Net income / (loss)	$857,194	$(2,298)
Changes in operating assets and liabilities:
Accounts receivable	(25,080)	—
Amount due from related parties	(788,986)	—
Prepayments	(25,746)	—
Accounts payable	689,555	—
Other payables and accrued expenses	16,920	—
Net cash generated from (used in) operating activities	723,857	(2,298)

CASH FLOWS FROM FINANCING ACTIVITIES
Amount due from related parties	(202,551)	—
Amount due to related party	64	(4)
Net cash provided by financing activities	(202,487)	(4)

NET INCREASE / (DECREASE) IN CASH AND CASH EQUIVALENTS	521,370	(2,302)

CASH AND CASH EQUIVALENTS AT BEGINNING OF YEAR	4,072	6,466

CASH AND CASH EQUIVALENTS AT END OF YEAR	$525,442	$4,164

SUPPLEMENTAL OF CASH FLOW INFORMATION

Cash paid for interest expenses	$—	$—
Cash paid for income tax	$—	$—

The accompanying notes are an integral part of these financial statements.

GRANDE LEGACY INC

NOTES TO FINANCIAL STATEMENTS

(In U.S. dollars)

1.	ORGANIZATION AND BUSINESS

Grande Legacy Inc. (“GL”), was incorporated in British Virgin Islands on March 11, 2008. The Company is primarily engaged in the direct selling industry utilizing the online E-Commerce business model with an emphasis on travel, entertainment and lifestyle products and services.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of presentation

The accompanying financial statements of the Company have been prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) for interim financial information Article 8 of Regulation S-X.

This basis of accounting involves the application of accrual accounting and consequently, revenues and gains are recognized when earned, and expenses and losses are recognized when incurred. The Company’s financial statements are expressed in U.S. dollars.

Use of estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect certain reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates.

Cash and cash equivalents

Cash and cash equivalents comprise cash and bank balances, term deposits and other short-term, highly liquid investments that are readily convertible into cash with insignificant risk of changes in value, against which bank overdraft, if any, are deducted.

Accounts receivable

Accounts receivable are recognized and carried at original invoiced amount less an allowance for any potential uncollectible amounts. An estimate for doubtful debts is made when collection of the full amount is no longer probable. Bad debts are written off as incurred. The Company generally does not require collateral from its customers. For the period ended September 30, 2017 and December 31, 2016, the Company did not provide any bad debt allowance and did not write off any accounts receivable as bad debts.

Fair value of financial instruments

FASB ASC 820, “Fair Value Measurement,” specifies a hierarchy of valuation techniques based upon whether the inputs to those valuation techniques reflect assumptions other market participants would use based upon market data obtained from independent sources (observable inputs). In accordance with ASC 820, the following summarizes the fair value hierarchy:

Level 1 Inputs – Unadjusted quoted market prices for identical assets and liabilities in an active market that the Company has the ability to access.

Level 2 Inputs – Inputs other than the quoted prices in active markets that are observable either directly or indirectly.

Level 3 Inputs – Inputs based on prices or valuation techniques that are both unobservable and significant to the overall fair value measurements.

ASC 820 requires the use of observable market data, when available, in making fair value measurements. When inputs used to measure fair value fall within different levels of the hierarchy, the level within which the fair value measurement is categorized is based on the lowest level input that is significant to the fair value measurements. Valuation techniques used need to maximize the use of observable inputs and minimize the use of unobservable inputs. As of September 30, 2017 and 2016, none of the Company’s assets and liabilities were required to be reported at fair value on a recurring basis. Carrying values of non-derivative financial instruments, including cash, accounts receivables, payables and accrued liabilities, approximate their fair values due to the short term nature of these financial instruments. There were no changes in methods or assumptions during the periods presented.

Revenue recognition

Product sales − The Company generally recognizes revenue upon delivery and when both the title and risk and rewards pass to the independent members or purchasers of the products. Product sales are recognized net of product returns, discounts and taxes. A reserve for product returns is accrued based on historical experience. There was no product returns accrued as of September 30, 2017 and December 31, 2016.

Membership fee − The Company recognizes the membership fee revenue over the term of the membership, which is 12 months. The revenue will not be recognized until the 10 days cooling-off period is expired. No membership fee sales was recorded as of September 30, 2017 and December 31, 2016 as all membership fees were waived by the Company for the first year.

Loyalty program

The Company operates loyalty program which allows customer to accumulate redemption points when they purchase products from the Company. The redemption points can be used to purchase a selection of products at discounted price or redeem products.

The Company allocates consideration received from the sale of goods to the goods sold and the redemption points issued that are expected to be redeemed.

The consideration allocated to the redemptions points issued is measured at fair value of the redemption points. It is recognized as a liability (deferred revenue) in the statement of financial position and recognized as revenue when the points are redeemed, have expired or are no longer expected to be redeemed. The amount of revenue recognized is based on the number of points that have been redeemed, relative to the number expected to redeem.

As of September 30, 2017 and December 31, 2016, there was no such deferred revenue recorded.

Income taxes

We are subject to income taxes in both British Virgin Islands and foreign jurisdictions. Current income taxes are provided for in accordance with the laws of the relevant tax authorities. Deferred income taxes are recognized when temporary differences exist between the tax bases of assets and liabilities and their reported amounts in the financial statements. Net operating loss carry forwards and credits are applied using enacted statutory tax rates applicable to future years. Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more-likely-than-not that a portion of or all of the deferred tax assets will not be realized. The components of the deferred tax assets and liabilities are individually classified as current and non-current based on their characteristics.

The impact of an uncertain income tax position on the income tax return is recognized at the largest amount that is more-likely-than-not to be sustained upon audit by the relevant tax authority. An uncertain income tax position will not be recognized if it has less than a 50% likelihood of being sustained. Interest and penalties on income taxes are classified as a component of the provisions for income taxes. The Company did not recognize any income tax as of September 30, 2017 and December 31, 2016, due to company being a BVI (British Virgin Islands) entity, is subject to zero-rated income tax regime, and did not foresee any foreign taxes due to all income is of e-commerce.

Comprehensive loss

ASC 220 “Comprehensive Income”, establishes standards for the reporting and display of comprehensive income and its components in the financial statements. As of September 30, 2017 and December 31, 2016, the Company does not have items that represented components of comprehensive income.

Income / (Loss) per share

The loss per share is computed using the weighted average number of shares outstanding during the fiscal years. For the period ended September 30, 2017 and December 31, 2016, there is no dilutive effect due to net loss for the periods.

Concentration of Risk

The Company operate its business globally, other than Malaysia, Singapore and Thailand. The Company generates revenue from sales to its distributors with no individual distributor accounted for 10% or more of total revenue in the period ended September 30, 2017. However, the current market concentration as a percent of net sales in the period ended September 30, 2017, were approximately as follows:

Countries	Percentage
Korea	72%
United States	18%
Vietnam	5%
Japan	5%

However, the Company product concentrated on 1 vendor, Marketing Values Incorporated, that make up to 56% of the purchases in the period ended September 30, 2017.

Recently issued accounting pronouncements

Revenue from Contracts with Customers

In May 2014, the FASB issued ASU 2014-09, Revenue from Contracts with Customers (Topic 606). Under the update, revenue will be recognized based on a five-step model. The core principle of the model is that revenue will be recognized when the transfer of promised goods or services to customers is made in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods or services. In 2015, the FASB deferred the effective date of the standard to annual and interim periods beginning after December 15, 2017. Early adoption will be permitted for annual and interim periods beginning after December 15, 2016. The Company is currently evaluating the impact that adopting this ASU will have on its financial position, results of operations and cash flows.

3.	PREPAYMENTS
	As of September 30, 2017 (Unaudited)	As of December 31, 2016

Prepayments (1)	$25,746	$—

(1)	Prepayments mainly consist of prepayment for purchase of e-products.

4.	RELATED PARTIES TRANSACTIONS

	As of September 30, 2017 (Unaudited)	As of December 31, 2016
Amount due from related parties
Vitaxel Sdn Bhd (1) (2) (3)	788,986	—
Ho Wah Genting Group Sdn Berhad (2) (4)	202,551	—
Balance at end of period/year	$991,537	$—

	As of September 30, 2017 (Unaudited)	As of December 31, 2016
Amount due to related party
Datuk Seri Dato’ Lim Hui Boon (2) (5)	6,708	6,644
Balance at end of period/year	$6,708	$6,644

(1)	A director of the Company, Leong Yee Ming, is also the CEO Vitaxel Group Ltd, the holding company of Vitaxel Sdn Bhd.

(2)	Datuk Seri Dato’ Lim Hui Boon, a related party to a director of the Company, Lim Hui Sing, is the President of both Ho Wah Genting Group Ltd and Vitaxel Group Ltd, the holding company of Ho Wah Genting Sdn Berhad and Vitaxel Sdn Bhd respectively. As of September 30, 2017 and December 31, 2016, the amount due to the Datuk Seri Dato’ Lim Hui Boon was $6,708 and $6,644, respectively. These amounts were settled as of the date of this report.

(3)	On January 5, 2017, the company executed a license agreement with Vitaxel Group Limited (“Vitaxel”), a related company listed on OTC Market. The agreement grants the company exclusive use of Vitaxel Marks to operate a Vitaxel Business in countries other than Malaysia, Singapore and Thailand. During the period, the company has promotes Vitaxel’s direct sales business in new markets: in United States, Vietnam, Korea and Japan, which has led to significant income generation. However, due the company is still in the process of obtaining online payment gateway for its credit card sales, the company is currently engaging Vitaxel Sdn Bhd, a wholly-owned subsidiary of Vitaxel, to collect credit card sales proceeds on behalf. The amounts are unsecured, interest-free and repayable on demand.

(4)	The company has made advance payment during the period to Ho Wah Genting Sdn Berhad for marketing and campaign purposes. The amounts are unsecured, interest-free and repayable on demand.

5.	COMMITMENTS AND CONTIGENCIES

There was no contract or lease arrangement signed by the company that give rise to any present or future obligations as at September 30, 2017.

6.	SUBSEQUENT EVENTS

On December 15, 2017, Vitaxel Group Limited (“Vitaxel”), a related company listed on OTC Market, entered into a Share Sale Agreement with Lim Hui Sing and Leong Yee Ming (together, the “Sellers”) and Vitaxel Sdn. Bhd., a wholly-owned subsidiary of the Vitaxel (“Purchaser”). Pursuant to the terms of the Agreement, at the closing for the transaction, the Sellers will sell to the Purchaser all their shares in the company, so that the Vitaxel shall become the indirect owner of all of the issued and outstanding shares of the capital stock of the company. In consideration for such sale, Vitaxel shall issue to each of the Sellers 37,500,000 shares of its common stock.

In accordance with FASB ASC 855-10 Subsequent Events, the Company has analysed its operations subsequent event from  September 30, 2017 to the date these financial statements were issued, and has determined that the following material subsequent events were necessary to disclose in these financial statements.

VITAXEL GROUP LIMITED

Unaudited Pro Forma Consolidated Balance Sheets

December 31, 2016

	Vitaxel Group Limited	Grande Legacy Inc	Eliminations	Consolidated
ASSETS
CURRENT ASSETS
Cash and cash equivalents	$105,432	$4,072	$—	$109,504
Accounts receivable	1,944	—	—	1,944
Inventories	53,913	—	—	53,913
Amount due from related companies	27,082	—	—	27,082
Amount due from an associated companies	—	—	—	—
Due from director	5,427	—	—	5,427
Other receivables, prepayments and other current assets	27,048	—	—	27,048
Total Current Assets	220,846	4,072	—	224,918

NON-CURRENT ASSETS
Property, plant and equipment, net	194,669	—	—	194,669
Total Non-Current Assets	194,669	—	—	194,669

TOTAL ASSETS	$415,515	$4,072	$—	$419,587

CURRENT LIABILITIES

Amounts due to related companies	$632,239	$6,644	$—	$638,883
Amounts due to an associated company	279,219	—	—	279,219
Commission payables	115,915	—	—	115,915
Accounts payable	8,251	—	—	8,251
Accruals and other payables	446,487	—	—	446,487
Total Current Liabilities	1,482,111	6,644	—	1,488,755

TOTAL LIABILITIES	1,482,111	6,644	—	1,488,755

STOCKHOLDERS’ EQUITY
Common stock	5,409	4	—	5,403
Preferred stock	—	—	—	—
Additional paid-in capital	1,340,194	—	—	1,340,194
Accumulated deficit	(2,639,138)	(2,576)	—	(2,641,714)
Accumulated other comprehensive (loss) / income	226,939	—	—	226,939
Total Stockholders’ Equity	(1,066,596)	(2,572)	—	(1,069,168)

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$415,515	$4,072	$—	$419,587

VITAXEL GROUP LIMITED

Unaudited Pro Forma Consolidated Statements of Operations and Comprehensive Loss

 For the Year Ended December 31, 2016

	Vitaxel Group Limited	Grande Legacy Inc	Eliminations	Consolidated
REVENUE	$1,729,802	$—	$—	$1,729,802

COST OF REVENUE	(1,223,587)	—	—	(1,223,587)

GROSS PROFIT	506,215	—	—	506,215

OPERATING EXPENSES
Selling expense	(1,595)	—	—	(1,595)
General and administrative expenses	(1,303,948)	(2,390)	—	(1,306,338)
Total Operating Expenses	(1,305,543)	(2,390)	—	(1,307,933)

LOSS FROM OPERATIONS	(799,328)	(2,390)	—	(801,718)

INVESTMENT INCOME, NET	36,412	—	—	36,412

OTHER INCOME/(EXPENSE), NET
Other Income	61,020	—	—	61,020
Other Expense	(21,756)	—	—	(21,756)
Total Other Income / (Expense), net	39,264	—	—	39,264

NET LOSS BEFORE TAXES	(723,652)	(2,390)	—	(726,042)

Income tax expense	—	—	—	—

Net gain/(loss)	$(723,652)	$(2,390)	$—	$(726,042)

OTHER COMPREHENSIVE (LOSS)/INCOME
Foreign currency translation adjustment	(31,804)	—	—	(31,804)

TOTAL COMPREHENSIVE (LOSS)	$(755,456)	$(2,390)	$—	$(757,846)

Weighted average number of shares outstanding during the period – basic and diluted	49,364,705	—	—	49,364,705

Net loss per share – Basic and diluted	$(0.02)	$—	$—	$(0.02)

VITAXEL GROUP LIMITED

Unaudited Pro Forma Consolidated Balance Sheets

September 30, 2017

	Vitaxel Group Limited	Grande Legacy Inc	Eliminations	Consolidated
ASSETS
CURRENT ASSETS
Cash and cash equivalents	$170,478	$525,442	$—	$695,920
Accounts receivable	—	25,080	—	25,080
Inventories	27,417	—	—	27,417
Amount due from related party companies	14,866	991,537	(788,987)	217,416
Amount due from an associated companies	112,119	—	—	112,119
Due from director	1,744	—	—	1,744
Other receivables, prepayments and other current assets	28,172	25,746	—	53,918
Total Current Assets	354,796	1,567,805	(788,987)	1,133,614

NON-CURRENT ASSETS
Property, plant and equipment, net	214,518	—	—	214,518
Total Non-Current Assets	214,518	—	—	214,518

TOTAL ASSETS	$569,314	$1,567,805	$(788,987)	$1,348,132

CURRENT LIABILITIES

Amounts due to related companies	$1,527,999	$6,708	$(788,987)	$745,720
Amounts due to an associated company	—	—	—	—
Commission payables	146,723	—	—	146,723
Accounts payable	8,628	689,555	—	698,183
Accruals and other payables	660,604	16,920	—	677,524
Total Current Liabilities	2,343,954	713,183	(788,987)	2,268,150

TOTAL LIABILITIES	2,343,954	713,183	(788,987)	2,268,150

STOCKHOLDERS’ EQUITY
Common stock	5,409	4	—	5,413
Preferred stock	—	—	—	—
Additional paid-in capital	1,340,194	—	—	1,340,194
Accumulated gain/ (deficit)	(2,983,457)	854,618	—	(2,128,839)
Accumulated other comprehensive (loss) / income	(136,786)	—	—	(136,786)
Total Stockholders’ Equity	(1,774,640)	854,622	—	(920,018)

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	569,314	$1,567,805	$(788,987)	$1,348,132

VITAXEL GROUP LIMITED

Unaudited Pro Forma Consolidated Statements of Operations and Comprehensive Loss

 For the Nine Months Ended September 30, 2017

	Vitaxel Group Limited	Grande Legacy Inc	Eliminations	Consolidated
REVENUE	$557,862	$3,116,210	$—	$3,674,072

COST OF REVENUE	(236,755)	(2,095,374)	—	(2,332,129)

GROSS PROFIT	321,107	1,020,836	—	1,341,943

OPERATING EXPENSES
Selling expense	(691)	(159,944)	—	(160,635)
General and administrative expenses	(1,094,498)	(6,583)	—	(1,101,081)
Total Operating Expenses	(1,095,189)	(166,527)	—	(1,261,716)

LOSS FROM OPERATIONS	(774,082)	854,309	—	80,227

INVESTMENT INCOME, NET	—	—	—	—

OTHER INCOME/(EXPENSE), NET
Other Income	43,830	2,885	—	46,715
Other Expense	(24,635)	—	—	(24,635)
Total Other Income / (Expense), net	19,195	2,885	—	22,080

NET LOSS BEFORE TAXES	(754,887)	857,194	—	102,307

Income tax expense	—	—	—	—

Net gain/(loss)	$(754,887)	$857,194	$—	$102,307

OTHER COMPREHENSIVE (LOSS)/INCOME
Foreign currency translation adjustment	(12,019)	—	—	(12,019)

TOTAL COMPREHENSIVE (LOSS)/INCOME	$(766,906)	$857,194	$—	$90,288

Weighted average number of shares outstanding during the period – basic and diluted	54,087,903	—	—	54,087,903

Net loss per share – Basic and diluted	$(0.01)	$—	$—	$—